UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2020

Mohawk Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mohawk Group Holdings, Inc.
37 East 18th Street, 7th Floor

New York, NY 10003

(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681
(Registrant’s telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	MWK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

Mohawk Group Holdings, Inc. (the “Company”) is relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), extending the deadlines by up to 45 days for filing certain reports made under the Exchange Act. The Company is relying on the Order to delay the filing of its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) relating to its 2020 Annual Meeting of Stockholders, including the information omitted from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), pursuant to General Instruction G(3) of Form 10-K (the “Part III Information”), which the Company expects to include in the Proxy Statement, due to the circumstances related to the COVID-19 pandemic. The Company expects to file the Proxy Statement, including the Part III Information, on or about May 15, 2020, and in any case by no later than June 13, 2020 (which is 45 days from the original filing deadline of April 29, 2020 for incorporation by reference in the Form 10-K of the Part III Information), in compliance with the exemptions granted under the Order.  The Company also currently expects to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 on or about May 11, 2020.

The Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding COVID-19 in the United States, necessitating the Company to modify its business practices, including restricting or limiting physical access to some of the Company’s offices. As these changes have diverted management resources, the Company has been delayed in completing tasks necessary to prepare and file the Proxy Statement with the Part III Information by the original due date of the Part III Information. The Company is in the process of preparing the Proxy Statement, including the Part III Information, and will file the Proxy Statement as quickly as possible.

The Company included the following risk factor in the Form 10-K related to the COVID-19 pandemic:

We have significant operational exposure relating to the COVID-19 pandemic and the impact from this risk could have a material adverse impact on our business, financial condition, operating results and prospects.

Our people, business and operations, and the people, business and operations of our suppliers, logistics providers, marketplaces and other business partners, may be adversely affected by the recent coronavirus (or COVID-19) pandemic. The future impact on the Company’s people, business and global operations, and on the Company’s suppliers, logistics providers, marketplaces and other business partners is uncertain and cannot be reasonably estimated at this time. Given the nature of the pandemic, it is possible that any and every aspect of our value chain could be disrupted, and such impact could have a material adverse impact on our business, financial condition, operating results and prospects. For example, we may be unable to launch new products, to replenish inventory for existing products, to ship into, or receive inventory in, our third-party warehouses, or to ship or sell products to customers, in each case on a timely basis or at all. In addition, the majority of our people are currently working remotely which creates challenges in the way we operate our business, including with respect to the manner in which we ensure the quality of our products. If any of our key personnel contracts the virus, we could experience impacts to our ability to execute our operations. Further, we are currently seeking to preserve our liquidity and capital resources through various actions which may include negotiating the delay of payments to certain vendors the effect of which could have an adverse impact on our business, including our relationships with these vendors. In addition, our operations rely on third-parties to manufacture our products, to provide logistics and warehousing services and to facilitate sales of our products, and accordingly we rely on the business continuity plans of these third parties to operate during the pandemic and have limited ability to influence their plans. In light of the uncertainty as to the severity and duration of the pandemic, we may be unable to remain in compliance with the terms of our existing credit facilities and may be unable to secure a waiver which could have an adverse impact on our business, prospects and financial condition and we may seek additional financing options. We expect that any financing, if successful, will be expensive and/or dilutive. We also may be unable to forecast demand for our products during the pendency of this pandemic and we may experience a substantial decrease in the demand for our products most of which are considered not essential.

Forward Looking Statements

All statements other than statements of historical facts included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements including, in particular, the statements regarding the Company’s anticipated filing of its Proxy Statement and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and the impact of COVID-19 on the Company’s business, financial condition, results of operations and cash flows.  These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond the Company’s control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to, those related to the impact of COVID-19, the Company’s cash flows and revenue growth rate; the Company’s supply chain, sourcing, manufacturing, warehousing and fulfillment; international tariffs and trade measures; inventory management, regulatory compliance, product liability claims, recalls or other safety concerns, reliance on third party online marketplaces, seasonal and quarterly variations in the Company’s revenue; acquisitions of other companies and technologies and other factors discussed in the “Risk Factors” section of the Company’s most recent periodic reports filed with the Securities and Exchange Commission, including the Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHAWK GROUP HOLDINGS, INC.

Date: April 29, 2020	By:	/s/ Yaniv Sarig
Name: Yaniv Sarig
Title: President and Chief Executive Officer